MARCH 31, 1999

                             [LOGO] BT Mutual Funds

Latin American
           Equity Fund
           Semi-Annual Report

                   TRUST: BT INVESTMENT FUNDS

                   INVESTMENT ADVISOR: BANKERS TRUST COMPANY

--------------------------------------------------------------------------------
Latin American Equity Fund

Table of Contents
--------------------------------------------------------------------------------

     Letter to Shareholders ..............................................     3

     Latin American Equity Fund
        Statement of Assets and Liabilities ..............................     6
        Statement of Operations ..........................................     6
        Statements of Changes in Net Assets ..............................     7
        Financial Highlights .............................................     8
        Notes to Financial Statements ....................................     9

     Latin American Equity Portfolio
        Schedule of Portfolio Investments ................................    11
        Statement of Assets and Liabilities ..............................    12
        Statement of Operations ..........................................    12
        Statements of Changes in Net Assets ..............................    13
        Financial Highlights .............................................    13
        Notes to Financial Statements ....................................    14

                                ---------------
The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Bankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested.
                                ---------------

--------------------------------------------------------------------------------
Latin American Equity Fund

Letter to Shareholders
--------------------------------------------------------------------------------

We are pleased to present you with this semi-annual report for the Latin American Equity Fund (the "Fund"), providing a review of the markets, the Portfolio, and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

MARKET ACTIVITY

In general, the Latin American equity markets performed strongly during the semi-annual period, as investor sentiment improved markedly from that of the Fund's previous fiscal year. Reflecting recognition that the emerging market crises over the past two years are nearing an end, Latin American markets returned 24.1% in U.S. dollar terms, powered primarily by Mexico's 44.0% gain.

During the fourth quarter of 1998, several factors contributed to the Latin American equity markets rebound.

o Official interest rates in the U.S., Japan, and much of Europe were reduced.
o Brazil was granted a financial assistance package by the International Monetary Fund (IMF).
o Argentina's government had a successful bond issuance, which should enable the country to meet its 1999 financing requirements.
o In turn, global liquidity conditions improved, reducing the risk premium associated with investing in all emerging markets.

Still, uncertainty over fiscal policy in Brazil and Mexico remained.

o The Brazilian equity market initially performed well, as President Cardoso was re-elected and a fiscal plan was announced with forecasts of a primary budget surplus of 2.6% of GDP in 1999. However, the market weakened sharply in December, as the U.S. Congress voted against part of the IMF fiscal package, highlighting the policy implementation risks still present in Brazil.
o Mexico's equity market was boosted by lower domestic interest rates and favorable earnings results, although the government's 1999 budget constrained market performance. The budget revealed higher than expected deficit figures and new taxes that may impact corporate profitability.

In February and March of 1999, additional developments bolstered investor sentiment for the region's equity markets further.

o The leadership of the new Central Bank, Governor Fraga, who is an ex-Wall Street fund manager, and the imposition of a new IMF accord improved the situation in Brazil, and in turn, restored international investor confidence for the nation's equity market.
o Devaluation of the Brazilian currency in January did not have the expected impact on the nation's rate of inflation. Brazil's equity market still delivered a 6.1% return for the semi-annual period.
o    Inflation was also lower than expected in Mexico.
o    Prices of oil and other commodities firmed.
o    Domestic interest rates within the region fell.
o A more supportive external financing environment enabled many of the region's countries to take advantage of the calm to raise money.
o After six months of outflows, the first signs of positive cash inflows into the region began to be seen.

In all, it seemed that investors were willing to look through the growth slowdown in the region over the last year or so and invest with an eye toward recovery in the year 2000.

INVESTMENT REVIEW

The Fund outperformed both its benchmark and its category average for the semi-annual period. The Fund's performance is also well ahead of its benchmark and its category average for the one year, three years, five years, and life of the Fund as of March 31, 1999.

During the semi-annual period, the Fund primarily benefited from a combination of strong stock selection and country allocation. For example, significantly adding to the Fund's relative performance was our overweight position in Mexico and our defensive position in Brazil.


--------------------------------------------------------------------------------------------------------------------------
 Periods ended March 31, 1999                Cumulative Total Returns                     Average Annual Total Returns
--------------------------------------------------------------------------------------------------------------------------
                                   Past 6    Past 1    Past 3    Past 5     Since     Past 1    Past 3   Past 5    Since
                                   months     year     years     years    inception    year     years    years   inception
--------------------------------------------------------------------------------------------------------------------------
  BT Investment Latin American
   Equity Fund(1)
   (inception 10/25/93)            33.14%    (23.31)%  25.85%    (7.65)%    18.76%   (23.31)%    7.96%   (1.58)%   3.22%
--------------------------------------------------------------------------------------------------------------------------
  IFCI Latin American Index(2)     22.70%    (26.06)%   5.22%   (17.34)%     2.92%   (26.06)%    1.71%   (3.74)%   0.53%
--------------------------------------------------------------------------------------------------------------------------
  Lipper Latin American Average(3) 18.82%    (31.80)%   0.23%   (19.21)%   (11.06)%  (31.80)%   (0.31)%  (4.45)%  (2.42)%
--------------------------------------------------------------------------------------------------------------------------

----------
(1) Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) Indices are unmanaged, and investments cannot be made in an index. This index represents the IFCI Latin American Investable Regional total return series and represents the amount that the foreign institutional investors might buy by the virtue of the foreign institutional restrictions plus factors in minimum market capitalization and liquidity screens. During the period the Fund waived certain fees and expenses. Had these fees and expenses not been waived, the Fund's return would have been lower.

(3) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

--------------------------------------------------------------------------------
Latin American Equity Fund

Letter to Shareholders
--------------------------------------------------------------------------------

                           Ten Largest Stock Holdings

                     Telefonos de Mexico
                     Electrobras Ord.
                     CEMEX SA de CVADR
                     Embratel Participacoes SA ADR
                     Quilmes Industrial SA ADR
                     Fomento Economico Mexicano SA de CV ADR
                     Y.P.F. Sociedad Anonima ADR
                     CA la Electricidad de Caracas
                     Tele Norte Leste Participacoes SA PN
                     Petroleo Brasilerio SA PN

Investment in specific commodity-related stocks in Brazil boosted Fund outperformance. These included Aracruz Celulose, a pulp company, and Petrobras, an oil and gas company. A new position in Tele Norte Leste Participacoes, a telecommunications company, was purchased to replace Telebras, which was sold. The fixed line telecommunications company added to the Fund's portfolio holds the franchise for the northern and northeastern parts of Brazil. We believe it has strong growth potential, an attractive valuation, and opportunities for cost savings once a foreign operator buys a stake.

Most of the Fund's Mexican stock holdings also contributed positively to performance. For example, Grupo Televisa, a TV operator, and Fomento Economico Mexico, a beverage company, both released stronger than expected earnings. By contrast, a holding in Group Industrial Bimbo, a packaged foods company, experienced weak performance due to an unseasonably warm winter and heavy spending on modernization and World Cup promotions.

We slightly increased the Fund's exposure to Argentina, but remained underweight in the peripheral Latin America markets, such as Venezuela, Peru, and Colombia. The Fund's largest exposure in Argentina is the oil and gas company, YPF Sociedad Anonima, which released better than expected earnings during the semi-annual period. In the peripheral markets, we believed that weak growth would continue to constrain stock market performance.

MANAGER OUTLOOK

With the positive developments of the semi-annual period ending March 31, 1999, we are much more optimistic in our medium- to long-term outlook for the Latin American region. Both the relative risk profile and the external environment have improved. We also believe that the potential for Brazil to enter an upwards cycle is now a possibility.

                    Diversification of Portfolio Investments

                         By Country as of March 31, 1999
                     (percentages are based on market value)

                                  [PIE CHART]


             Mexico 36%                               Venezuela 3%

             Brazil 31%                               Argentina 11%

                                                      Chile 14%

                                                      Peru 5%

At the same time, we believe that while great strides have been made, the absolute risk profile is still high and significant volatility will likely remain for the near term. In our view, the region's markets may be subject to profit-taking over the next few months.

Given the improvement in our outlook for the region, we intend to:
o    remain fully invested in the region
o become essentially market weighted from a country allocation point of view, with the exception of Chile and Colombia, where we intend to stay underweight
o decrease the Fund's commodity and defensive plays in favor of domestically cyclical and interest-sensitive stocks.

We will, of course, continue monitoring economic conditions and how they affect the financial markets, as we seek long-term capital appreciation.

                                /s/ Michael Levy

                                  Michael Levy
                            Portfolio Manager of the
                         Latin American Equity Portfolio
                                 March 31, 1999

--------------------------------------------------------------------------------
Latin American Equity Fund

Performance Comparison
--------------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment in the BT Investment Latin American Equity Fund and the IFCI Latin American Index since October 31, 1993.

                          Total Return for the Periods
                             Ended March 31, 1999(3)

                         One          Five          Since
                         Year         Year       10/25/93(1)
                       --------    ----------    -----------
                       (23.31)%    (1.58)%(2)     3.22%(2)

----------
(1) The Fund's inception date.
(2) Annualized
(3) Unaudited

Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:

                            BT Investment         IFCI
                            Latin American    Latin American
                             Equity Fund          Index
                            -------------     --------------
               Oct-93           10000            10000
               Mar-94           12822            12275
               Sep-94           14526            14736
               Mar-95            7350             7686
               Sep-95            8618             9602
               Mar-96            9408             9652
               Sep-96           10838            10763
               Mar-97           12463            12536
               Sep-97           15961            15933
               Mar-98           15484            13922
               Sep-98            8777             8000
               Mar-99           11876            10292

Past performance is not indicative of future performance. Performance figures assume the reinvestment of dividends and capital gain distributions.

--------------------------------------------------------------------------------
Latin American Equity Fund

Statement of Assets and Liabilities March 31, 1999 (unaudited)
--------------------------------------------------------------------------------

Assets
   Investment in Latin American Equity Portfolio, at Value ........................   $  6,349,786
   Receivable from Shares of Beneficial Interest Subscribed .......................        222,563
   Prepaid Expenses and Other .....................................................         13,658
                                                                                      ------------
Total Assets ......................................................................      6,586,007
                                                                                      ------------
Liabilities
   Payable for Shares of Beneficial Interest Redeemed .............................         82,484
   Due to Bankers Trust ...........................................................          9,051
   Accrued Expenses and Other .....................................................          8,891
                                                                                      ------------
Total Liabilities .................................................................        100,426
                                                                                      ------------
Net Assets ........................................................................   $  6,485,581
                                                                                      ------------
Composition of Net Assets
   Paid-in Capital ................................................................   $ 14,598,925
   Undistributed Net Investment Income ............................................         42,664
   Accumulated Net Realized Loss from Investment, Foreign Currency and
     Forward Foreign Currency Transactions ........................................     (8,855,001)
   Net Unrealized Appreciation on Investment, Foreign Currencies and
     Forward Foreign Currency Contracts ...........................................        698,993
                                                                                      ------------
Net Assets ........................................................................   $  6,485,581
                                                                                      ============
Net Asset Value, Offering and Redemption Price Per Share (net assets divided by
  shares outstanding) .............................................................   $      10.99
                                                                                      ============
Shares Outstanding ($0.001 par value, unlimited number of shares of beneficial
   interest authorized)............................................................        590,014
                                                                                      ============

--------------------------------------------------------------------------------


Statement of Operations For the six months ended March 31, 1999 (unaudited)
--------------------------------------------------------------------------------

Investment Income
   Income Allocated from Latin American Equity Portfolio, net .........   $    90,913
                                                                          -----------
Expenses
   Administration and Services Fees ...................................        27,411
   Professional Fees ..................................................         6,656
   Printing and Shareholder Reports ...................................         5,975
   Registration Fees ..................................................         5,937
   Trustees Fees ......................................................         2,139
   Miscellaneous ......................................................         1,951
                                                                          -----------
   Total Expenses .....................................................        50,069
   Less: Expenses absorbed by Bankers Trust ...........................       (24,101)
                                                                          -----------
      Net Expenses ....................................................        25,968
                                                                          -----------
Net Investment Income .................................................        64,945
                                                                          -----------
Realized and Unrealized Gain (Loss) on Investment
   Net Realized Gain (Loss) from:
      Investment Transactions .........................................    (1,804,676)
      Foreign Currency Transactions ...................................       (20,003)
      Forward Foreign Currency Transactions ...........................       396,280
   Net Change in Unrealized Appreciation/Depreciation on Investment,
      Foreign Currencies and Forward Foreign Currency Contracts .......     2,852,410
                                                                          -----------
Net Realized and Unrealized Gain on Investment, Foreign Currencies, and
   Forward Foreign Currency Contracts .................................     1,424,010
                                                                          -----------
Net Increase in Net Assets from Operations ............................   $ 1,488,955
                                                                          ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Latin American Equity Fund

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                    For the              For the
                                                                                six months ended       year ended
                                                                                March 31, 1999(1)   September 30, 1998
                                                                                ----------------    ------------------
Increase (Decrease) in Net Assets from:
Operations
   Net Investment Income ...................................................      $     64,945         $    362,238
   Net Realized Loss from Investment, Foreign Currency and
      Forward Foreign Currency Transactions ................................        (1,428,399)          (5,595,775)
   Net Change in Unrealized Appreciation/Depreciation on Investment, Foreign
     Currencies, and Forward Foreign Currency Contracts ....................         2,852,410           (7,638,638)
                                                                                  ------------         ------------
Net Increase (Decrease) in Net Assets from Operations ......................         1,488,956          (12,872,175)
                                                                                  ------------         ------------
Distributions to Shareholders
   Net Investment Income ...................................................          (378,358)             (68,996)
                                                                                  ------------         ------------
Capital Transactions
   Proceeds from Sales of Shares ...........................................        10,657,986           45,435,848
   Dividend Reinvestments ..................................................           312,608               41,257
   Cost of Shares Sold .....................................................       (11,851,949)         (63,692,767)
                                                                                  ------------         ------------
Net Decrease from Capital Transactions in Shares of Beneficial Interest ....          (881,355)         (18,215,662)
                                                                                  ------------         ------------
Total Increase (Decrease) in Net Assets ....................................           229,243          (31,156,833)
Net Assets
Beginning of Period ........................................................         6,256,338           37,413,171
                                                                                  ------------         ------------
End of Period (Including undistributed net investment income of $42,664
  and $236,669, respectively) ..............................................      $  6,485,581         $  6,256,338
                                                                                  ============         ============

----------
(1) Unaudited

                        See Notes to Financial Statements.

--------------------------------------------------------------------------------
Latin American Equity Fund

Financial Highlights
--------------------------------------------------------------------------------

Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated for the Latin American Equity Fund.

                                                                                                               For the period
                                                                                                              October 25, 1993
                                                                                                              (Commencement of
                                                 For the              For the years ended September 30,        Operations) to
                                            six months ended      ----------------------------------------      September 30,
                                            March 31, 1999(2)      1998       1997       1996        1995           1994
                                            -----------------     ------     ------    -------     -------   -----------------

Per Share Operating Performance:
Net Asset Value, Beginning of Period ..........   $ 8.75          $15.74     $10.71    $  8.50     $ 14.59         $ 10.00
                                                  ------          ------     ------    -------     -------         -------
Income from Investment Operations
   Net Investment Income ......................     0.32            0.44       0.00(1)    0.02        0.03              --
   Net Realized and Unrealized Gain (Loss) on
     Investment, Foreign Currencies and Forward
     Foreign Currency Transactions ............     2.44           (7.40)      5.03       2.19       (5.92)           4.59
                                                  ------          ------     ------    -------     -------         -------
Total from Investment Operations ..............     2.76           (6.96)      5.03       2.21       (5.89)           4.59
                                                  ------          ------     ------    -------     -------         -------
Distributions to Shareholders
   Net Investment Income ......................    (0.52)          (0.03)      0.00(1)      --          --              --
   Net Realized Gains .........................       --              --         --         --       (0.20)             --
                                                  ------          ------     ------    -------     -------         -------
Net Asset Value, End of Period ................   $10.99          $ 8.75     $15.74    $ 10.71     $  8.50         $ 14.59
                                                  ======          ======     ======    =======     =======         =======
Total Investment Return .......................    33.14%         (44.28)%    47.00%     26.00%     (40.68)%         50.01%(3)
Supplemental Data and Ratios:
   Net Assets, End of Year (000s omitted) .....   $6,486          $6,256    $37,413    $16,997     $13,624         $27,489
   Ratios to Average Net Assets:
      Net Investment Income ...................     2.25%(3)        1.42%      0.16%      0.16%       0.29%           0.03%(3)
      Expenses, Including Expenses of the
        Latin American Equity Portfolio .......     1.89%(3)        2.00%      2.00%      2.00%       2.00%           2.00%(3)
      Decrease Reflected in Above Expense
        Ratio Due to Absorption of Expenses
        by Bankers Trust ......................     1.87%(3)        0.66%      0.44%      0.66%       1.17%           1.27%(3)

----------
(1) Less than $0.01
(2) Unaudited
(3) Annualized

                        See Notes to Financial Statements.

--------------------------------------------------------------------------------
Latin American Equity Fund

Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

Note 1--Organization and Significant Accounting Policies

A. Organization

BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. The Latin American Equity Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund commenced operations and began offering shares of beneficial interest on October 25, 1993. The Fund invests substantially all of its assets in the Latin American Equity Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The value of the Fund's investment in the Portfolio reflects its proportionate interest in the net assets of the Portfolio. At March 31, 1999, the Fund's investment was approximately 100% of the Portfolio.

The financial statements of the Portfolio, including a list of assets held are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

B. Investment Valuation

Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

C. Investment Income

The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Distributions

It is the Fund's policy to declare and distribute dividends annually to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are also made annually to the extent they are offset by any capital loss carryforwards.

E. Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The Fund has a capital loss carryforward in the amount of $749,851 expiring in 2004. In addition the Fund has deferred post October currency losses of $46,858 and post October capital losses of $5,564,099 to the current year.

F. Other

The Trust accounts separately for the assets, liabilities, and operations of each Fund. Expenses directly attributable to the Fund are charged to that Fund, while expenses which are attributable to all of the Trust's Funds are allocated among the Funds. Investment transactions are accounted for on the trade date basis. Realized gains and losses are determined on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates

The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of .95% of the Fund's average daily net assets.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to 0.90% of the average daily net assets of the Fund, excluding expenses of the Portfolio and 1.90% of the average daily net assets of the Fund, including expenses of the Portfolio. Prior to August 5, 1998, Bankers Trust voluntarily waived its fees and reimbursed expenses of the Fund, to the extent necessary, to limit all expenses to 1.00% of the average daily net assets of the Fund, excluding expenses of the Portfolio and 2.00% of the average daily net assets of the Fund, including expenses of the Portfolio.

ICC Distributors, Inc., a member of the Forum Group of Companies, provides distribution services to the Fund.

The Fund is a participant with other affiliated entities in a revolving credit facility and a discretionary demand line of credit (collectively the "credit facilities") in the amounts of $50,000,000 and $100,000,000 respectively. A commitment fee of .07% per annum on the average daily amount of the available commitment is payable on a calendar quarter basis and apportioned equally among all the participants. Amounts borrowed under the credit facilities will bear interest at a rate per annum equal to the Federal Funds Rate plus .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the six months ended March 31, 1999.

Bankers Trust Company is a wholly owned subsidiary of Bankers Trust Corporation. On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance.

--------------------------------------------------------------------------------
Latin American Equity Fund

Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

The transaction is contingent upon various regulatory approvals, and continuation of the Fund's advisory relationship with Bankers Trust thereafter is subject to the approval of Fund shareholders. If the transaction is approved and completed, Deutsche Bank AG, as Bankers Trust's new parent company, will control its operations as investment adviser. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

Note 3--Shares of Beneficial Interest

At March 31, 1999, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                           For the
                       six months ended                    For the
                        March 31, 1999                    year ended
                         (Unaudited)                   September 30, 1998
                  --------------------------      ----------------------------
                    Shares          Amount          Shares            Amount
                  ----------     -----------      ----------       -----------
Sold               1,144,277     $10,657,986       3,404,954       $45,435,848
Reinvested            36,098         312,608           3,104            41,257
Redeemed          (1,305,765)    (11,851,949      (5,069,215)      (63,692,767)
                  ----------     -----------      ----------       -----------
Net Increase
 (Decrease)         (125,390)    $  (881,355)     (1,661,157)      $(18,215,662)
                  ==========     ===========      ==========       ============

Note 4--Risks of Investing in Emerging Markets

The risks involved when investing in emerging markets are of a nature generally not encountered when investing in securities traded on major international markets.

Investment in securities of issuers based in underdeveloped emerging markets involves special risks and considerations not typically associated with investing in U.S. companies. These risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility. Additionally, developments affecting emerging market investments can not always be foreseen.

--------------------------------------------------------------------------------
Latin American Equity Portfolio

Schedule of Portfolio Investments March 31, 1999 (unaudited)
--------------------------------------------------------------------------------
  Shares                     Security                                    Value
  ------                     --------                                    -----
                COMMON STOCKS - 80.3%
                Argentina - 11.2%
    7,108       Banco de Galicia y Buenos Aires SA de CV ADR ...       $ 114,172
    6,530       Banco Hipotecario SA ...........................          58,159
    6,285       Perez Companc SA ADR ...........................          58,706
   19,656       Quilmes Industrial SA ADR ......................         185,503
    3,748       Telefonica de Argentina SA ADR .................         113,377
    5,687       Y.P.F. Sociedad Anonima ADR ....................         179,496
                                                                       ---------
                                                                         709,413
                                                                       ---------
                Brazil - 15.3%
    4,180       Aracruz Celulose SA ADR ........................          60,610
    8,349       Companhia Brasileira Distribuicao
                  Grupo Pao Acucar ADR (a) .....................         122,104
   10,688       Companhia Vale do Rio Doce .....................         114,047
   10,571       Electrobras Ord (a) ............................         206,359
   11,735       Embratel Participacoes SA ADR (a) ..............         195,828
    5,035       Tele Norte Leste Participacoes SA ADR (a) ......          77,413
    1,558       Telecomunicacoes Brasileiras SA ADR ............         125,614
    3,657       Uniao de Bancos Brasileiros SA GDR .............          70,397
                                                                       ---------
                                                                         972,372
                                                                       ---------
                Chile - 13.2%
    9,119       Banco de A. Edwards ADR (a) ....................         103,729
    4,634       Cia de Telecomunicaciones de Chile SA ADR ......         109,189
    8,198       Embotelladora Andina SP "B" ADR ................         101,450
    8,020       Empresa Nacional de Electricidad ADR ...........         112,781
    4,113       Enersis SA ADR .................................         110,280
    3,580       Sociedad Quimica y Minera Chile sa ADR .........         114,560
   13,298       Quinenco SA ADR ................................         132,149
    1,821       Vina Concha y Toro SAADR .......................          53,492
                                                                       ---------
                                                                         837,630
                                                                       ---------
                Mexico - 33.4%
  109,472       Grupo Financiero Banorte SA de CV Series B .....         143,280
   23,872       Cemex SA de CVADR ..............................         200,477
    9,127       Cifra SA de CVADR(a) ...........................         141,226
   41,755       Corporacion Geo SA de CV Series B (a) ..........         121,493
    5,965       Fomento Economico Mexicano SA de CV ADR ........         184,542
   29,449       Grupo Industrial Bimbo SA de CV Series A .......          65,580
   53,781       Gruma SA Series B (a) ..........................         116,940
   16,600       Grupo Elektra SA de CV GDR .....................         107,900
   57,333       Grupo Financiero Banamex Accival SA de CV O ....         124,061
   39,181       Grupo Mexico SA Series B .......................         134,170
    3,364       Grupo Televisa SA GDR (a) ......................         105,545
   34,571       Kimberly Clark de Mexico SA de CVA .............         130,186
   33,907       Organizacion Soriana SA de CV B ................         117,891
    6,526       Telefonos de Mexico SA ADR .....................         427,453
                                                                       ---------
                                                                       2,120,744
                                                                       ---------
                Peru - 4.4%
   87,400       Cementos Lima, SA ..............................         103,579
    3,015       Compania de Minas Buenaventura SA B ............          20,371
    7,502       Compania de Minas Buenaventura SA ADR ..........          99,401
   33,754       Minsur SA (a) ..................................          59,244
                                                                       ---------
                                                                         282,595
                                                                       ---------

  Shares                     Security                                    Value
  ------                     --------                                    -----

                Venezuela - 2.8%
  574,110       CA La Electricidad de Caracas ..................      $  176,195
       35       Siderurgica Venezolana Sivensa
                SACA-B (a) (b) .................................              --
      136       Siderurgica Venezolana Sivensa
                SACA (a) (b) ...................................              --
                                                                      ----------
                                                                         176,195
                                                                      ----------
Total Common Stocks (Cost $4,370,272) ..........................       5,098,949
                                                                      ----------
               PREFERRED STOCKS - 17.4%
               Brazil - 15.4%
    11,317     Banco Bradesco SA PN ............................          60,709
    13,750     Companhia Cervejaria Brahma Pfd ADR .............         128,047
     1,889     Companhia Energetica de Minas Gerais PN ADR .....          42,130
     5,421     Companhia Energetica de Minas Gerais Pfd ........         121,222
    18,402     Companhia Paranaense de Energia-Copel Pfd B ADR..         138,015
     7,336     Gerdau SA Pfd ...................................          75,709
     1,045     Petroleo Brasileiro SA PN .......................         145,063
     9,665     Tele Norte Leste Participacoes SA PN ............         147,646
     5,785     Telesp Participacoes SA PN ......................         121,102
    17,900     Vale Rio Doce Pfd B .............................              --
                                                                      ----------
                                                                         979,643
                                                                      ----------
               Mexico - 2.0%
     4,707     Desc SA de CV ADR ...............................         125,618
                                                                      ----------
Total Preferred Stock (Cost $947,035) ..........................       1,105,261
                                                                      ----------
               OTHER SECURITIES - 0.0%
               Argentina - 0.0%
        14     Banco Hipotecario Warrants ......................             700
                                                                      ----------
Total Other Securities (Cost $0) ...............................             700
                                                                      ----------
Total Investments (Cost $5,318,307) .....................  97.7%       6,204,910
Other Assets in Excess of Liabilities ...................   2.3%         144,884
                                                          ------      ----------
Net Assets .............................................. 100.0%      $6,349,794
                                                          =====       ==========

----------
(a) Non-Income Producing Security
(b) Security fair valued by management see footnote 1b.
The following abbreviations are used in portfolio descriptions:
ADR - American Depository Receipt
GDR - Global Despository Receipt

Industry Diversification (as percentage of Total Investments):
(Unaudited)
     Telecommunications ...............................      27.18%
     Metals and Mining ................................       6.79%
     Foods ............................................       2.94%
     Beverages ........................................       4.61%
     Television .......................................       8.96%
     Utilities ........................................      14.62%
     Oil - International ..............................       6.18%
     Diversified ......................................       4.15%
     Brewery ..........................................       2.99%
     Steel ............................................       1.22%
     Banks ............................................      10.88%
     Retail ...........................................       3.64%
     Auto Related .....................................       2.16%
     Chemical .........................................       1.85%
     Other(1) .........................................       1.83%
                                                            ------
                                                            100.00%

----------
(1)  No one industry represents more than 1% of portfolio holdings.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Latin American Equity Portfolio

Statement of Assets and Liabilities March 31, 1999 (unaudited)
--------------------------------------------------------------------------------

Assets
   Investment, at Value (Cost of $5,318,307) .....................  $ 6,204,910
   Cash(1) .......................................................      417,080
   Receivable for Securities Sold ................................      183,705
   Net Unrealized Appreciation on Forward Currency Contracts .....      129,847
   Dividends and Interest Receivable .............................       40,856
                                                                    -----------
Total Assets .....................................................    6,976,398
                                                                    -----------
Liabilities
   Due to Bankers Trust ..........................................          291
   Payable for Securities Purchased ..............................      291,934
   Net Unrealized Depreciation on Forward Currency Contracts .....      314,462
   Accrued Expenses and Other ....................................       19,917
                                                                    -----------
Total Liabilities ................................................      626,604
                                                                    -----------
Net Assets .......................................................  $ 6,349,794
                                                                    ===========
Composition of Net Assets
   Paid-in Capital ...............................................  $ 7,290,496
   Undistributed Net Investment Income ...........................     (210,921)
   Accumulated Net Realized Loss from Investment, Foreign Currency
     and Forward Foreign Currency Transactions ...................   (1,428,401)
   Net Unrealized Appreciation on Investment, Foreign Currency
     and Forward Foreign Currency Contracts ......................      698,620
                                                                    -----------
Net Assets .......................................................  $ 6,349,794
                                                                    ===========

----------
(1) Includes foreign cash of $64,890 with a cost of $63,868.

--------------------------------------------------------------------------------


Statement of Operations For the six months ended March 31, 1999 (unaudited)
--------------------------------------------------------------------------------

Investment Income
   Dividends (Net of Foreign Withholding Tax of $6,219) ......................................   $    91,186
   Interest ..................................................................................        28,420
                                                                                                 -----------
Total Investment Income ......................................................................       119,606
                                                                                                 -----------
Expenses
   Advisory Fees .............................................................................        28,865
   Professional Fees .........................................................................        13,264
   Foreign Custody Fees ......................................................................         8,481
   Administration and Services Fees ..........................................................         5,773
   Trustees Fees .............................................................................         1,622
   Miscellaneous .............................................................................           646
                                                                                                 -----------
   Total Expenses ............................................................................        58,651
   Less: Expenses absorbed by Bankers Trust ..................................................       (29,958)
                                                                                                 -----------
      Net Expenses ...........................................................................        28,693
                                                                                                 -----------
Net Investment Income ........................................................................        90,913
                                                                                                 -----------
Realized and Unrealized Gain (Loss) on Investments, Foreign Currencies
   and Forward Foreign Currency Contracts
   Net Realized Gain (Loss) from:
      Investment Transactions ................................................................    (1,804,678)
      Foreign Currency Transactions ..........................................................       (20,003)
      Forward Foreign Currency Transactions ..................................................       396,280
   Net Change in Unrealized Appreciation/Depreciation on Investments, Foreign Currencies,
      and Forward Foreign Currency Contracts .................................................     2,852,413
                                                                                                 -----------
Net Realized and Unrealized Gain on Investments, Foreign Currencies and Forward Foreign
   Currency Contracts ........................................................................     1,424,012
                                                                                                 -----------
Net Increase in Assets from Operations .......................................................   $ 1,514,925
                                                                                                 -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Latin American Equity Portfolio

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                              For the              For the
                                                                          six months ended        year ended
                                                                          March 31, 1999(1)   September 30, 1998
                                                                          -----------------   ------------------
Increase (Decrease) in Net Assets from:
Operations
   Net Investment Income ...........................................        $     90,913         $    616,975
   Net Realized Loss from Investments, Foreign Currency, and
      Forward Foreign Currency Transactions ........................          (1,428,401)          (5,595,779)
   Net Change in Unrealized Appreciation/Depreciation on Investment,
   Foreign Currencies, and Forward Foreign Currency Contracts ......           2,852,413           (7,638,639)
                                                                            ------------         ------------
Net Increase (Decrease) in Net Assets from Operations ..............           1,514,925          (12,617,443)
                                                                            ------------         ------------
Capital Transactions
   Proceeds from Capital Invested ..................................           9,535,518           45,172,546
   Value of Capital Withdrawn ......................................         (11,154,769)         (63,505,446)
                                                                            ------------         ------------
Net Increase (Decrease) in Net Assets from Capital Transactions ....          (1,619,251)         (18,332,900)
                                                                            ------------         ------------
Total Decrease in Net Assets .......................................            (104,326)         (30,950,343)

Net Assets
Beginning of Period ................................................           6,454,120           37,404,463
                                                                            ------------         ------------
End of Period ......................................................        $  6,349,794         $  6,454,120
                                                                            ============         ============

----------
(1) Unaudited


--------------------------------------------------------------------------------


Financial Highlights
--------------------------------------------------------------------------------

Contained below are selected ratios to average net assets and other supplemental data for the periods indicated for the Latin American Equity Portfolio.

                                                                                                                  For the period
                                                                                                                 October 25, 1993
                                                                                                                  (Commencement
                                                   For the            For the years ended September 30,         of Operations) to
                                               six months ended    ----------------------------------------       September 30,
                                                March 31, 1999      1998        1997       1996       1995            1994
                                               ----------------    ------     -------    -------    -------     -----------------
Supplemental Data and Ratios:
  Net Assets, End of Year (000s omitted) .......   $6,350          $6,454     $37,404    $17,051    $13,658        $27,366
  Ratios to Average Net Assets:
    Net Investment Income ......................    3.14%(2)        2.41%       1.16%      1.21%      1.27%           1.03%(2)
    Expenses ...................................    0.99%(2)        1.00%       1.00%      1.00%      1.00%           1.00%(2)
    Decrease Reflected in Above Expense
      Ratio Due to Absorption of Expenses by
      Bankers Trust ............................    1.04%(2)        0.53%       0.32%      0.31%      0.80%           0.79%(2)
  Portfolio Turnover Rate ......................     194%             92%        122%       171%       161%            124%

----------
(1) Unaudited
(2) Annualized

                        See Notes to Financial Statements.

--------------------------------------------------------------------------------
Latin American Equity Portfolio

Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------
Note 1--Organization and Significant Accounting Policies
A. Organization
The Latin American Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized on August 6, 1993 as an unincorporated trust under the laws of New York and commenced operations on October 25, 1993. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. Security Valuation
The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of the security traded on that exchange. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Security Transactions and Interest Income
Security transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the security and foreign currency transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Repurchase Agreements
The Portfolio may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Portfolio's Investment Advisers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Portfolio's custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

E. Foreign Currency Transactions
The books and records of the Portfolio are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

F. Forward Foreign Currency Contracts
The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets and Liabilities may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

G. Option Contracts
Upon the purchase of a put option or a call option by a Portfolio, the premium paid is recorded as an investment and marked-to-market daily to reflect the current market value. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

H. Futures Contracts
The Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to deposit either cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

I. Federal Income Taxes
The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

--------------------------------------------------------------------------------
Latin American Equity Portfolio

Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------
J. Other
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of .20% of the Portfolio's average daily net assets.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this Advisory Agreement, the Portfolio pays Bankers Trust an advisory fee computed daily and paid monthly at an annual rate of 1.00% of the Portfolio's average daily net assets.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to 1.00% of the average daily net assets of the Portfolio.

The Portfolio may invest in the BT Institutional Cash Management Fund ("the Fund"), an open-end management investment company managed by Bankers Trust Company ("the Company"). The fund is offered as a cash management option to the Portfolio and other accounts managed by the Company. Distributions from the fund to the Portfolio as of March 31, 1999 amounted to $7,673 and are included in interest income.

The Portfolio is a participant with other affiliated entities in a revolving credit facility and a discretionary demand line of credit facility (collectively, the "credit facilities") in the amounts of $50,000,000 and $100,000,000 respectively. A commitment fee of .07% per annum on the average daily amount of the available commitment is payable on a calendar quarter basis and apportioned equally among all participants. Amounts borrowed under the credit facilities will bear interest at a rate per annum equal to the Federal Funds Rate plus .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the six months ended March 31, 1999.

Bankers Trust Company is a wholly owned subsidiary of Bankers Trust Corporation. On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, and continuation of the Fund's advisory relationship with Bankers Trust thereafter is subject to the approval of Fund shareholders. If the transaction is approved and completed, Deutsche Bank AG, as Bankers Trust's new parent company, will control its operations as investment adviser. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

Note 3--Purchases and Sales of Investment Securities
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended March 31, 1999, were $11,028,905 and $11,889,362, respectively.

For federal income tax purposes, the tax basis of investments held at March 31, 1999 was $5,318,307. The aggregate gross unrealized appreciation for all investments was $977,710 and the aggregate gross unrealized depreciation for all investments was $80,435.

Note 4--Risks of Investing in Emerging Markets
The risks involved when investing in emerging markets are of a nature generally not encountered when investing in securities traded on major international markets.

Investment in securities of issuers based in underdeveloped emerging markets involves special risks and considerations not typically associated with investing in U.S. companies. These risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility. Additionally, developments affecting emerging market investments can not always be foreseen.

Note 5--Subsequent Event
Subsequent to period end, the portfolio entered into a $100,000,000 364-day senior unsecured committed revolving credit facility ("the facility") with two lenders. The borrowings shall bear interest at a rate based on the Federal Funds rate. A commitment fee is charged on the unused portion of the facility. The facility replaces the revolving credit facility described in footnote 2.

Investment Advisor and Administrator of the Portfolio
Bankers Trust Company
130 Liberty Street
New York, NY 10006

Distributor
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

Custodian and Transfer Agent
Bankers Trust Company
130 Liberty Street
New York, NY 10006

Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, MD 21201

Counsel
Willkie Farr & Gallagher
787 7th Avenue
New York, NY 10019

[LOGO] BT Architects of Value

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write
to us at:                      BT Service Center
                               P.O. Box 419210
                               Kansas City, MO 64141-6210
or call our toll-free number:  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Latin American Equity Fund                                      CUSIP #055922785
BT Investment Funds                                             497 SA (3/99)


Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101